4C CONTROLS INC.
104 Summit Avenue, Box 80
Summit NJ 07901-0080 USA

SUBSCRIPTION AGREEMENT
(Regulation S)

Common Stock

US$_____ Per Share of Common Stock

1.1	Subscription.

(a)
The undersigned subscriber (the “Subscriber”), intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase such number of shares of Company Common Stock (the “Shares”) as set forth on the signature page hereof, to be issued by 4C Controls Inc., a Nevada corporation (the “Company”) in an offshore transaction negotiated outside the United States and to be consummated and closed outside the United States pursuant to the terms and conditions of this Agreement (this “Agreement”).

(b)	The Subscriber acknowledges and agrees that the price per Share is US$_____ ( U.S. dollars per share)..

1.2	Procedure for Purchase of Shares.

Following delivery of this Agreement to the Company together with Subscriber’s anti-money laundering due diligence information, the Company shall make a determination of acceptance or rejection of the Subscription. Upon notice of acceptance of this Agreement, the Subscriber shall deliver to the Company the full purchase price by wire transfer of immediately available funds in amount equal to the number of Shares subscribed by the Subscriber and accepted by the Company (the “Purchase Price”). Wire instructions are attached hereto as Appendix A. The Subscriber shall fax a copy of the wire transfer information to the Company.

1.3	Acceptance or Rejection.

(a)
The Subscriber understands and agrees that the Company reserves the right to accept or reject at its sole discretion this Subscription Agreement. The Company reserves the right to accept the subscription in part and refund any balance of the Purchase Price for any unaccepted portion of the subscription. At any time prior to the Closing the Company may reject or terminate the subscription notwithstanding delivery of notice of acceptance of the subscription. The Company also reserves the right exercisable at any time and at its sole discretion to return the Purchase Price and cancel the issuance of the Shares if the Company determines that issuance of the Shares would cause any actual or potential violation of any U.S. laws, rules or regulations or the rules of any stock market, securities exchange or securities quotation system.

(b)	The Subscriber understands and agrees that its subscription under this Agreement for the Shares is irrevocable.

(c)
In the event the sale of the Shares subscribed by the Subscriber is not consummated by the Company for any reason (in which event this Subscription Agreement shall be deemed to be rejected), this Subscription Agreement and any other agreement entered into between the Subscriber and the Company relating to this subscription shall thereafter have no force or effect and the Company shall promptly return or cause to be returned to the Subscriber the Purchase Price remitted to the Company by the Subscriber, without interest thereon or deduction therefrom (except for third party banking and wire transfer fees), in exchange for the Shares.

2.1	Closing.

The closing (the “Closing”) of the purchase and sale of the Shares, shall occur following notice of acceptance by the Company of the Subscriber's subscription. The Subscriber must deliver the Purchase Price to the Company within five (5) business days of notice of acceptance of the Subscription by the Company. The Company shall use commercially reasonable efforts to deliver the Stock Certificates underlying the Shares to the Subscriber within ten (10) business days after the date of receipt of the Purchase Price. The Closing shall be deemed to occur upon confirmation of receipt by the Subscriber of the Stock Certificates representing all purchased Shares. If the Company does not receive the Purchase Price from the Subscriber by wire transfer within five (5) business days of notice of acceptance of the Subscription by the Company, the Company may at its sole discretion terminate the Subscription Agreement without recourse by the Subscriber. A business day is any weekday on which banks in New York City are open for normal business, which for clarity excludes Saturdays, Sundays and legal bank holidays. Delivery of the Purchase Price by the Subscriber prior to acceptance of the Subscription Agreement by the Company shall not bind the Company in any way.

4C CONTROLS INC. - REGULATION S SUBSCRIPTION AGREEMENT

3.1	Subscriber Representations and Warranties.

The Subscriber hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

(a)
The Subscriber represents and warrants that it is an individual, or an entity regulated under the laws of the jurisdiction set forth on the signature page hereto. The Subscriber acknowledges and agrees that it is acquiring the Stock solely for its own account for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part; and no other person has a direct beneficial interest in such Stock or any portion thereof. The Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Shares for which the Subscriber is subscribing or any part of the Shares. The Subscriber does not control, nor is the Investor controlled by or under common control with, any other Subscriber or investor in the Company. No person or persons other than Subscriber has a beneficial interest subscribed hereunder.

(b)
The Subscriber has full power and authority to enter into this Agreement, the execution and delivery of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the Subscriber.

(c)
The Subscriber is not acquiring the Stock as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or pursuant to any solicitation of a subscription by a person not previously known to the Subscriber in connection with investment securities generally.

(d)
The Subscriber understands that the Company is under no obligation to register the Shares under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or to assist the Subscriber in complying with the Securities Act or the securities laws of any state of the United States or of any foreign jurisdiction.

(e)
The Subscriber is (i) experienced in making investments of the kind described in this Agreement and the related documents, (ii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iii) able to afford the entire loss of its investment in the Shares. The Subscriber The Subscriber further understands that the Company is in inception stage of development and has no business or operations, the Company currently has no agreements or arrangements with any persons in connection therewith.

(f)
The Subscriber acknowledges its understanding that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act; (i) The Subscriber acknowledges that the basis for the exemption from registration of the Shares may not be present if, notwithstanding such representations, the Subscriber is merely acquiring the Shares for a short term fixed or short determinable period in the future for less than one year, or for a market rise, or for sale if the market does not rise, provided , however, the Subscriber reserves the right to make decisions regarding disposition of the Shares at its own discretion; (ii) The Subscriber has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in the Company; (iii) The Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Shares; The Subscriber also represents it has not been organized for the purpose of acquiring the Shares; (iv) The Subscriber has been provided an opportunity for a reasonable period of time prior to the date of signature by the Subscriber of this Subscription to obtain additional information concerning the offering of the Shares, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense; and (v) The Subscriber has carefully reviewed all of the Company’s filings on the website of the U.S. Securities and Exchange Commission (the “SEC Documents”) as filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

4C CONTROLS INC. - REGULATION S SUBSCRIPTION AGREEMENT

(g)
The Subscriber is not relying on the Company, or its affiliates or agents with respect to economic considerations involved in this investment. The Subscriber has relied solely on its own respective advisors in making an investment determination.

(h)
No representations or warranties have been made to the Subscriber by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for the Shares the Subscriber is not relying upon any representations other than those contained herein. The Subscriber acknowledges receipt of a numbered copy as originally issued to Subscriber of the 4C Controls Inc. Confidential Private Placement Offering Memorandum, in three parts or in one exemplar if bound together as identified on the cover thereof, together with such numbered supplements and amendments delivered by the Company to Subscriber (collectively, the “Offering Memorandum”). The Subscriber has been furnished, has carefully read, and has relied solely upon the information contained in the Offering Memorandum and the Subscriber has not relied upon any other offering literature, and no oral representations or warranties have been made to the Subscriber by the Fund by any person which is inconsistent with the Offering Memorandum. No oral or written representations have been made, or oral or written information furnished, to the Subscriber or its advisers, if any, in connection with the subscription hereby which are inconsistent with the information contained in the Offering Memorandum.

(i)
Any resale of the Shares during the distribution compliance period as defined in Rule 902(f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S. Further, any such sale of the Shares in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction. The Subscriber will not offer to sell or sell the Shares in any jurisdiction unless the Subscriber obtains all applicable required legal consents and regulatory approvals.

(j)
The Subscriber understands that the Shares are being offered and sold in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of The Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of the Subscriber to acquire the Shares. In this regard, the Subscriber in its own capacity represents, warrants and agrees that: (i) The Subscriber is not a U.S. Person (as defined below) and is not an affiliate (as defined in Rule 501(b) under the Securities Act) of the Company and is not acquiring the Shares for the account or benefit of a U.S. Person. A U.S. Person means any one of the following: (1) any natural person resident in the United States of America; (2) any partnership or corporation organized or incorporated under the laws of the United States of America; (3) any estate of which any executor or administrator is a U.S. person; (4) any trust of which any trustee is a U.S. person; (5) any agency or branch of a foreign entity located in the United States of America; (6) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (7) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and (8) any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts; (ii) At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement by the Subscriber, the Subscriber were outside of the United States; (iii) The Subscriber will not, during the period commencing on the date of issuance of the Shares and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Shares in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S; (iv) The Subscriber will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws; (v) The Subscriber was not in the United States, engaged in, and prior to the expiration of the Restricted Period and will not engage in, any short selling of or any hedging transaction with respect to the Shares, including without limitation, any put, call or other option transaction, option writing or equity swap; (vi) Neither the Subscriber nor or any person acting on his behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Shares and the Subscriber and any person acting on his behalf has complied and will comply with the offering restrictions requirements of Regulation S under the Securities Act; (vii) The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act; (viii) Neither the Subscriber nor any person acting on their respective behalf have undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares. The Subscriber agrees not to cause any advertisement of the Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws; (ix) The Subscriber consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Shares set forth in this Agreement; and (x) Each certificate representing the purchased Shares underlying the Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

4C CONTROLS INC. - REGULATION S SUBSCRIPTION AGREEMENT

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN OFFERED AND SOLD TO NON-U.S. PERSONS, AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT. TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

(k)	The Subscriber is an accredited investor as that term is defined in Rule 501 of the General Rules and Regulations under the Securities Act by reason of Rule 501(a)(3).

(l)	The Subscriber understands that an investment in the Shares is a speculative investment which involves a high degree of risk and the potential loss of his entire investment.

(m)
The Subscriber's overall commitment to investments which are not readily marketable is not disproportionate to the Subscriber's net worth, and an investment in the Shares will not cause such overall commitment to become excessive.

(n)	The Subscriber has received all documents, records, books and other information pertaining to the Subscriber’s investment in the Company that have been requested by the Subscriber.

(o)
The Subscriber represents and warrants to the Company that all information that the Subscriber has provided to the Company, including, without limitation, the information set forth herein and attached hereto or previously provided to the Company is correct and complete as of the date of signature and the date of acceptance of this Subscription.

(p)
The Subscriber represents[1] and warrants to the Company that the consideration tendered by the Subscriber to the Company are not and will not be directly or indirectly derived from activities that may contravene federal, state and international laws and regulations, including anti-money laundering laws; and The OFAC prohibits, among other things, the engagement in transactions with, and the provisions of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website. The Subscriber hereby represents and warrants, to the best of its knowledge, that none of the Subscriber, any person controlling, controlled by, or under common control with, the Subscriber, any person having a beneficial interest in the Subscriber, or any person for whom the Subscriber is acting as agent or nominee in connection with this investment is: a country, territory, individual or entity named on an OFAC list, or is an individual or entity that resides or has a place of business in a country or territory named on such lists, a senior foreign political figure[2], or any immediate family member[3] or close associate[4] of a senior foreign political figure within the meaning of the U.S. Department of Treasury’s Guidance on Enhanced Scrutiny for Transactions That May Involve the Proceeds of Foreign Official Corruption[5] and as referenced in the USA Patriot Act of 2001;[6] or a "foreign shell bank"[7] and does not transact business with a "foreign shell bank." The Subscriber agrees to promptly notify the Company should the Subscriber become aware of any change in the information set forth in these representations. The Subscriber understands that, by law, the Company may be obligated to "freeze the account" of such Subscriber, either by prohibiting additional amounts, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and the Company may also be required to report such action and to disclose the Subscriber’s identity to OFAC. The Subscriber understands that the Company may not accept any contributed amounts from the Subscriber if the Subscriber cannot make the representation set forth above and the Company may return any amounts to Subscriber if the information provided to the Company is incomplete or is deemed suspicious. The Subscriber represents and warrants that the acceptance of the Subscriber's Subscription Agreement together with the appropriate remittance will not breach any applicable anti-money laundering rules and regulations. The Subscriber undertakes to provide verification of its identity reasonably satisfactory (on a confidential basis), to the Company and/or any entity acting on the Company’s behalf in respect of the acceptance of subscriptions, promptly on request.

1 The Subscriber should check the U.S. Treasury Department’s Office of Foreign Assets Control ("OFAC") website at http://www.treas.gov/ofac before making the representations.

2 A “senior foreign political figure” is defined as a current or former official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, or a senior executive of a non-U.S. government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

4 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

5 Please see http://www.federalreserve.gov/boarddocs/srletters/2001/sr0103a1.pdf for a more extensive discussion of the referenced terms and definitions.

6 The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. I. No. 107-56 (2001).

7 A “foreign shell bank” is a foreign bank that does not have a physical presence in any country.

4C CONTROLS INC. - REGULATION S SUBSCRIPTION AGREEMENT

(q)
The Subscriber is aware that no federal or state agency has (i) made any finding or determination as to the fairness of this investment, (ii) made any recommendation or endorsement of the Shares or the Company, or (iii) guaranteed or insured any investment in the Shares or any investment made by the Company.

(r)
The Subscriber understands that the price of the Shares offered hereby bear no relation to the assets, book value or net worth of the Company and were determined arbitrarily by the Company. The Subscriber further understands that there is a substantial risk of further dilution on his or its investment in the Company.

4.0	The Company represents and warrants to the Subscriber as follows:

4.1
Organization of the Company. The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada, and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

4.2
Authority. (a) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Shares; (b) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors is required; and (c) this Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

4.3
Share Capitalization. As of the date of acceptance of this Subscription, the authorized capital stock of the Company consists of 100,000,000 shares of common stock. All the outstanding shares are validly issued and are fully paid and nonassessable. The Common Stock has a par value US$0.00001 per share (the “Common Stock”). Par Value is a nominal value that is a vestige of creditors’ rights laws that was arbitrarily assigned to the shares of Common Stock for purposes of compliance with applicable state law at the date of the Company’s incorporation. It bears no direct relationship to the market value of the stock, or the Purchase Price of the Common Stock, or any ultimate sale or disposition value which may be derived from the Common Stock.

4.4
SEC Documents. As of their respective dates, the Company’s SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form and substance in all material respects with applicable accounting requirements and the published rules and regulations of the Securities and Exchange Commission (the “SEC”) or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (a) as may be otherwise indicated in such financial statements or the notes thereto or (b) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

4C CONTROLS INC. - REGULATION S SUBSCRIPTION AGREEMENT

4.5
Exemption from Registration; Valid Issuances. The sale and issuance of the Shares, on the basis of the representations and warranties of the Subscriber set forth herein, may and shall be properly issued by the Company to the Subscriber pursuant to Section 4(2), Regulation S and/or any applicable U.S state law. When issued and paid for as herein provided, the Shares shall be duly and validly issued, fully paid, and nonassessable. Neither the sales of the Shares pursuant to, nor the Company's performance of its obligations under, this Agreement shall (a) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Shares or any of the assets of the Company, or (b) entitle the other holders of the Common Stock of the Company to preemptive or other rights to subscribe to or acquire the Common Stock or other securities of the Company.

4.6
No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor any person acting on its or their behalf (a) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Shares, or (b) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Common Stock under the Securities Act.

4.7
No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of the Shares, do not and will not (a) result in a violation of the Certificate or By-Laws of the Company or (b) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (c) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations)applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a material adverse effect on the business, operations, properties, prospects or condition (financial or otherwise) of the Company) nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing. The Company is not required under U.S. federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Common Stock in accordance with the terms hereof (other than any SEC, NASD or state securities filings that may be required to be made by the Company subsequent to the Closing); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Subscriber herein.

5.1
Trading. The Company intends to apply to list the Shares for trading on a “Designated Offshore Securities Market” as such term is defined in Rule 902(b) under Regulation S promulgated under the Securities Act, provided, however that any and all determinations regarding such listing shall be made solely by the Company’s Board of Directors and the respective regulatory authorities for such markets. The Subscriber acknowledges that listing and facilitation of trading of Company shares is dependent on market regulatory requirements and is subject to determinations of third party regulatory authorities and therefore there can be no assurance that the Company will be able to register or facilitate the trading of the Shares on any market at any time.

6.1
Indemnity. The Subscriber agrees to indemnify and hold harmless the Company, its officers and directors, employees and its affiliates and their respective successors and assigns and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.

4C CONTROLS INC. - REGULATION S SUBSCRIPTION AGREEMENT

6.2
Modification. Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

6.3
Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to party hereto shall be sufficiently given if (a) sent by registered or certified mail, return receipt requested, addressed to such address as provided herein, (b) Sent by internationally recognized courier with confirmation of delivery or evidence of refusal; or (c) delivered personally at such address. In the case of the Company, all notices shall be deemed given two business days after mailing to the Subscriber; and in the case of the Subscriber, all notices shall be deemed given to the Company upon written confirmation of receipt by the Company. The Company may give notice of acceptance of this Subscription by verbal advice, e-mail or fax to any address or phone number provided to the Company by the Subscriber on the Signature page below.

6.4
Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts and by facsimile, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. Signatures may be facsimiles.

6.5
Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Subscriber is more than one person, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors. The representations and warranties of the Subscriber shall survive the execution and delivery hereof and the Closing.

6.6
Entire Agreement. This Agreement and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

6.7	Assignability. This Agreement is not transferable or assignable by the Company or the Subscriber.

6.8
Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. All disputes and controversies arising out of or relating to this Agreement shall be finally settled and binding under the Rules of International Commercial Dispute Resolution of the American Arbitration Association (“ICDR”). The place of arbitration shall be New York. The Arbitration shall be conducted in English by a single arbitrator appointed in accordance with the ICDR rules. Any award, verdict or settlement issued under such arbitration may be entered by any party for order of enforcement by any court of competent jurisdiction. The arbitrator shall have no power to take interim measures he or she deems necessary, including injunctive relief and measures for the protection or conservation of property.

6.9
Pronouns. The use herein of the masculine pronouns "him" or "his" or similar terms shall be deemed to include the feminine and neuter genders as well and the use herein of the singular pronoun shall be deemed to include the plural as well.

[ Signature Page Follows ]

4C CONTROLS INC. - REGULATION S SUBSCRIPTION AGREEMENT

IN WITNESS WHEREOF, the Subscriber has executed this Agreement for the Subscription of Shares:

US$_____ Per Share
Common Stock
(Regulation S)

Purchase of Shares consisting of the following:

Total Shares Purchased: _____________________________________________________________________

Total Purchase Price: _______________________________________________________________________

SUBSCRIBER:

Print Full Legal Name: ______________________________________________________________________________
Address: ________________________________________________________________________________________
_______________________________________________________________________________________________
Telephone (with country code): _______________________________________________________________________
Fax Number: _____________________________________________________________________________________
E-mail: __________________________________________________________________________________________
Address for Notices (if different from above) _____________________________________________________________
_______________________________________________________________________________________________
Permanent Address (if different from above) _____________________________________________________________
_______________________________________________________________________________________________
Legal form if an entity (trust, corporation, partnership, etc.): __________________________________________________
Jurisdiction of organization if an entity: _________________________________________________________________
Jurisdiction of registration and regulation if a bank: ________________________________________________________

Anti-money laundering documentation: Attach copy of a valid passport (notarized as a true copy or certified by a lawyer) and a recent utility bill showing the name of the Subscriber and the subscription address of record (notarized as a true copy or certified by a lawyer). For corporate entities, please deliver certified copies of charter documents and individual due diligence information for all officers, directors and all beneficial owners who have the right to vote the Shares or power of disposition over the Shares.

By (Signature):
Print Name:

The Company hereby accepts the above application for subscription of the Shares as of the ________ day of ______________, 2008:

4C CONTROLS INC.

By:
Name:
Title: